UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Conagra Brands, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! 222 W. MERCHANDISE MART PLAZA SUITE 1300 CHICAGO, ILLINOIS 60654 CONAGRA BRANDS, INC. 2023 Annual Meeting Vote by September 13, 2023 11:59 PM ET You invested in CONAGRA BRANDS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 14, 2023. Vote Virtually at the Meeting* September 14, 2023 Noon CDT Virtually at: www.virtualshareholdermeeting.com/CAG2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V21161-P95968 Get informed before you vote View the Annual Report and Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 31, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) go to www.ProxyVote.com (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V21162-P95968 1. Election of Directors Nominees: 1c. Emanuel Chirico 1a. Anil Arora 1d. Sean M. Connolly 1b. Thomas K. Brown 1e. George Dowdie 1f. Francisco J. Fraga For For For For For For 1 Year 1j. Ruth Ann Marshall 1k. Denise A. Paulonis 2. Advisory vote to approve the frequency of future advisory votes to approve named executive officer compensation 3. Advisory vote to approve named executive officer compensation 4. Approval of the Conagra Brands, Inc. 2023 Stock Plan For For For For For For For For 5. Ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2024 6. Shareholder proposal requesting a shareholder right to call a special shareholder meeting, if properly presented Against 1g. Fran Horowitz 1h. Richard H. Lenny 1i. Melissa Lora